Page 1 Exhibit 4.1 International Business Machines Corporation This exhibit includes both equity and debt disclosure required under Item 202 of Regulation S-K relating to the company’s Capital Stock, Notes and Debentures registered under Section 12 of the Exchange Act outstanding as December 31, 2023. SUMMARY DESCRIPTION OF THE CAPITAL STOCK REGISTERED UNDER SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934 The following description contains a summary of some of the important provisions of relating to the capital stock of International Business Machines Corporation (IBM or the company), and does not purport to be complete and is subject to and qualified in its entirety by reference to the company’s Certificate of Incorporation and By-Laws, which are included as exhibits to this Form 10-K. As of the date of this Form 10-K, the company is authorized to issue up to 4,687,500,000 shares of capital stock, $0.20 par value per share. As of December 31, 2023, 2,266,911,159 shares of capital stock were issued and 915,013,646 were outstanding. The company has no other class of equity securities issued and outstanding. Dividends. Holders of capital stock are entitled to receive dividends, in cash, securities, or property, as may from time to time be declared by our Board of Directors, subject to the rights of the holders of the preferred stock. Voting. Each holder of capital stock is entitled to one vote per share on all matters requiring a vote of the stockholders. Rights upon liquidation. In the event of our voluntary or involuntary liquidation, dissolution, or winding up, the holders of capital stock will be entitled to share equally in our assets available for distribution after payment in full of all debts and after the holders of preferred stock have received their liquidation preferences in full. Miscellaneous. Shares of capital stock are not redeemable and have no subscription, conversion or preemptive rights. Additional By-law provisions applicable to the capital stock. In accordance with the terms of the company’s By-Laws,  holders of 25% of the outstanding shares of capital stock of the company have the ability to call a special meeting, and  holders of 3% or more of the outstanding shares of capital stock for three years may exercise proxy access rights. The company’s By-Laws also establish advance notice procedures with respect to shareholder proposals and shareholder proxy access rights. Listing. All shares of issued and outstanding capital stock are listed on the New York Stock Exchange and the Chicago Stock Exchange under the ticker symbol “IBM.”

Page 2 SUMMARY DESCRIPTION OF THE DEBT SECURITIES REGISTERED UNDER SECTION 12 OF THE SECURITIES EXCHANGE ACT OF 1934 The following description contains a summary of some of the important provisions relating to the Company’s debt securities registered under Section 12 of the Securities Exchange Act of 1934 as of December 31, 2023. It does not purport to be complete and is subject to and qualified in its entirety by reference to: (i) the Company’s indenture dated as of October 1, 1993, as supplemented on December 15, 1995, between IBM and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Senior Indenture”) and (ii) the instruments defining the rights of holders of each series of Notes and Debentures described below (such series collectively, the “debt securities”). The Senior Indenture and instruments defining the rights of holders of the debt securities are included as exhibits to this Form 10-K. All capitalized terms used herein but not defined shall have the meaning ascribed to them in either the Senior Indenture or the respective Note or Debenture, as applicable. Overview All debt securities registered by IBM under Section 12 of the Securities Exchange Act of 1934 that are outstanding as of December 31, 2023 have been issued under the Senior Indenture and listed on the New York Stock Exchange. A listing of each series of registered debt securities follows: 1. 1.125% Notes due 2024 2. 2.875% Notes due 2025 3. 0.950% Notes due 2025 4. 0.875% Notes due 2025 5. 0.300% Notes due 2026 6. 1.250% Notes due 2027 7. 3.375% Notes due 2027 8. 1.750% Notes due 2028 9. 0.300% Notes due 2028 10. 1.500% Notes due 2029 11. 0.875% Notes due 2030 12. 1.750% Notes due 2031 13. 3.625% Notes due 2031 14. 0.650% Notes due 2032 15. 1.250% Notes due 2034 16. 3.750% Notes due 2035 17. 4.875% Notes due 2038 18. 1.200% Notes due 2040 19. 4.000% Notes due 2043 20. 7.00% Debentures due 2025 21. 6.22% Debentures due 2027 22. 6.50% Debentures due 2028 23. 5.875% Debentures due 2032 24. 7.00% Debentures due 2045 25. 7.125% Debentures due 2096 Each issuance of debt securities described in this Appendix constitute a separate series (each, a "series") of debt securities under the Senior Indenture for purposes of, among other things, payment of principal and interest, events of default and consents to amendments to the Senior Indenture. Each series of debt securities are unsecured and have the same rank as all of IBM's other unsecured and unsubordinated debt. The Senior Indenture does not limit the amount of debt securities that we may issue and debt securities may be issued in one or more separate series. The Senior Indenture provides that additional debt securities may be issued up to the principal amount authorized by us from time to time. IBM may in the future, without the consent of the holders, increase the outstanding principal amount of any series of debt securities on the same terms and conditions and with the same CUSIP numbers as debt securities of that series previously issued. Any such additional debt securities will vote together with all other debt securities of the same series for purposes of amendments, waivers and all other matters with respect to such series. The debt securities will be subject to defeasance and covenant defeasance as provided under "Satisfaction and Discharge; Defeasance" below.

Page 3 IBM may, without the consent of the holders of any series of debt securities, issue additional debt securities having the same ranking and the same interest rate, maturity and other terms as that series of debt securities, provided, however, that no such additional debt securities may be issued unless such additional debt securities are fungible with the debt securities of such series for U.S. federal income tax purposes. Any additional debt securities having such similar terms, together with the original debt securities of such series, will constitute a single series of debt securities under the Senior Indenture. No additional debt securities may be issued if an event of default has occurred with respect to such series of debt securities. Interest Provisions Unless otherwise specified below with respect to a specific series of debt securities, each series of debt securities bear interest from the date of issuance at the rate of interest stated below in connection with such series. Supplemental Indentures The Senior Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities at the time outstanding of all series to be affected (acting as one class), to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Senior Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the debt securities of such series to be affected; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of the principal of, or any installment of principal of or interest on, or the currency of payment of, any debt security; (ii) reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof; (iii) impair the right to institute suit for the enforcement of any such payment on or after the fixed maturity thereof (or, in the case of redemption, on or after the redemption date); (iv) reduce the percentage in principal amount of the outstanding debt securities of any series, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Senior Indenture or certain defaults thereunder and their consequences) provided for in the Senior Indenture; (v) change any obligation of the Company, with respect to outstanding debt securities of a series, to maintain an office or agency in the places and for the purposes specified in the Senior Indenture for such series; or (vi) modify any of the foregoing provisions or the provisions for the waiver of certain covenants and defaults, except to increase any applicable percentage of the aggregate principal amount of outstanding debt securities the consent of the holders of which is required or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the holders of a specified percentage of the aggregate principal amount of outstanding debt securities of such series or to provide that certain other provisions of the Senior Indenture cannot be modified or waived without the consent of the holder of each outstanding debt security affected thereby. It is also provided in the Senior Indenture that the holders of a majority in aggregate principal amount of the debt securities of a series at the time outstanding may on behalf of the holders of all the debt securities of such series waive any past default under the Senior Indenture with respect to such series and its consequences, except a default in the payment of the principal of, premium, if any, or interest, if any, on any debt security of such series or in respect of a covenant or provision which cannot be modified without the consent of the holder of each outstanding debt security of the series affected. Any such consent or waiver by the holder of a debt security shall be conclusive and binding upon such holder and upon all future holders and owners of the debt security and any debt security which may be issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon the debt security or such other debt securities. No reference to the Senior Indenture and no provision of any debt securities or the Senior Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, if any, and interest on the debt securities at the place, at the respective times, at the rate and in the coin or currency prescribed. The Senior Indenture permits the Company to Discharge its obligations with respect to the debt securities on the 91st day following the satisfaction of the conditions set forth in the Senior Indenture, which include the deposit with the Trustee of

Page 4 money or Foreign Government Securities or a combination thereof sufficient to pay and discharge each installment of principal of (including premium, if any, on) and interest, if any, on the outstanding debt securities. If the Company shall consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, as defined in the Senior Indenture, the successor shall succeed to, and be substituted for, the Person named as the “Company” on the face of each series of debt securities, all on the terms set forth in the Senior Indenture. Covenants The Senior Indenture includes the following covenants: Limitation on merger, consolidation and certain sales of assets. IBM may, without the consent of the holders of the debt securities, merge into or consolidate with any other corporation, or convey or transfer all or substantially all of our properties and assets to another person provided that:  the successor is a U.S. corporation;  the successor assumes on the same terms and conditions all the obligations under the debt securities and the Senior Indenture; and  immediately after giving effect to the transaction, there is no default under the Senior Indenture.  The remaining or acquiring corporation will take over all of our rights and obligations under the Senior Indenture. Limitation on secured indebtedness. Neither IBM nor any Restricted Subsidiary will create, assume, incur or guarantee any Secured Indebtedness without securing the debt securities equally and ratably with, or prior to, that Secured Indebtedness, unless the sum of the following amounts would not exceed 10% of Consolidated Net Tangible Assets:  the total amount of all Secured Indebtedness that the debt securities are not secured equally and ratably with, and  the discounted present value of all net rentals payable under leases entered into in connection with sale and leaseback transactions entered into after July 15, 1985. IBM does not include in this calculation any leases entered into by a Restricted Subsidiary before the time it became a Restricted Subsidiary. Limitation on sale and leaseback transactions. Neither IBM nor any Restricted Subsidiary will enter into any lease longer than three years covering any Principal Property that is sold to any other person in connection with that lease unless either: 1. the sum of the following amounts does not exceed 10% of Consolidated Net Tangible Assets:  the discounted present value of all net rentals payable under all these leases entered into after July 15, 1985; and  the total amount of all Secured Indebtedness that the debt securities are not secured equally and ratably with. IBM does not include in this calculation any leases entered into by a Restricted Subsidiary before the time it became a Restricted Subsidiary. or 2. an amount equal to the greater of the following amounts is applied within 180 days to the retirement of our long-term debt or the debt of a Restricted Subsidiary:  the net proceeds to us or a Restricted Subsidiary from the sale; and

Page 5  the discounted present value of all net rentals payable under the lease. Amounts applied to debt which is subordinated to the debt securities or which is owing to IBM or a Restricted Subsidiary will not be included in this calculation. This limitation on sale and leaseback transactions won't apply to any leases that we may enter into relating to newly acquired, improved or constructed property. The holders of a majority in principal amount of all affected series of outstanding debt securities may waive compliance with each of the above covenants. Definitions "Secured Indebtedness" means our indebtedness or indebtedness of a Restricted Subsidiary for borrowed money secured by any lien on, or any conditional sale or other title retention agreement covering, any Principal Property or any stock or indebtedness of a Restricted Subsidiary. Excluded from this definition is all indebtedness:  outstanding on July 15, 1985, secured by liens, or arising from conditional sale or other title retention agreements, existing on that date;  incurred after July 15, 1985 to finance the acquisition, improvement or construction of property, and either secured by purchase money mortgages or liens placed on the property within 180 days of acquisition, improvement or construction or arising from conditional sale or other title retention agreements;  secured by liens on Principal Property or on the stock or indebtedness of Restricted Subsidiaries, and, in either case, existing at the time of its acquisition;  owing to us or any Restricted Subsidiary;  secured by liens, or conditional sale or other title retention devices, existing at the time a corporation became or becomes a Restricted Subsidiary after July 15, 1985;  constituting our guarantees of Secured Indebtedness and Attributable Debt of any Restricted Subsidiaries and guarantees by a Restricted Subsidiary of Secured Indebtedness and Attributable Debt of ours and any other Restricted Subsidiaries;  arising from any sale and leaseback transaction;  incurred to finance the acquisition or construction of property secured by liens in favor of any country or any political subdivision; and  constituting any replacement, extension or renewal of any indebtedness to the extent the amount of indebtedness is not increased. "Principal Property" means land, land improvements, buildings and associated factory, laboratory and office equipment constituting a manufacturing, development, warehouse, service or office facility owned by or leased to us or a Restricted Subsidiary which is located within the United States and which has an acquisition cost plus capitalized improvements in excess of 0.15% of Consolidated Net Tangible Assets as of the date of such determination. Principal Property does not include:  products marketed by us or our subsidiaries;  any property financed through the issuance of tax-exempt governmental obligations;

Page 6  any property which our Board of Directors determines is not of material importance to us and our Restricted Subsidiaries taken as a whole; or  any property in which the interest of us and all of our subsidiaries does not exceed 50%. "Consolidated Net Tangible Assets" means the total assets of us and our subsidiaries, less current liabilities and intangible assets. We include in intangible assets the balance sheet value of:  all trade names, trademarks, licenses, patents, copyrights and goodwill;  organizational and development costs;  deferred charges other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible items we are amortizing; and  unamortized debt discount and expense minus unamortized premium. We do not include in intangible assets any program products. "Attributable Debt" means the discounted present value of a lessee's obligation for rental payments under a sale and leaseback transaction of Principal Property, reduced by amounts owed by any sublessee for rental obligations during the remaining term of that transaction. The discount rate we use for the Attributable Debt is called the "Attributable Interest Rate." We compute the Attributable Interest Rate as the weighted average of the interest rates of all securities then issued and outstanding under the Senior Indenture. "Restricted Subsidiary" means: 1. any of our subsidiaries: a. which has substantially all its property in the United States; b. which owns or is a lessee of any Principal Property; and, c. in which our investment and the investment of our subsidiaries exceeds 0.15% of Consolidated Net Tangible Assets as of the date of such determination; and 2. any other subsidiary the Board of Directors may designate as a Restricted Subsidiary. "Restricted Subsidiary" does not include financing subsidiaries and subsidiaries formed or acquired after July 15, 1985 for the purpose of acquiring the stock, business or assets of another person and that have not and do not acquire all or any substantial part of our business or assets or the business or assets of any Restricted Subsidiary. Satisfaction and Discharge; Defeasance We may be discharged from our obligations on any series of debt securities that have matured or will mature or be redeemed within one year if we deposit with the trustee enough cash to pay all the principal, interest and any premium due to the stated maturity date or redemption date of the debt securities. The Senior Indenture contains a provision that permits us to elect: 1. to be discharged after 90 days from all of our obligations (subject to limited exceptions) with respect to any series of debt securities then outstanding; and/or

Page 7 2. to be released from our obligations under the following covenants and from the consequences of an event of default or cross-default resulting from a breach of these covenants: a. the limitations on mergers, consolidations and sale of assets, b. the limitations on sale and leaseback transactions under the Senior Indenture, and c. the limitations on secured indebtedness under the Senior Indenture. To make either of the above elections, we must deposit in trust with the trustee enough money to pay in full the principal, interest and premium on the debt securities. This amount may be made in cash and/or U.S. government obligations, if the debt securities are denominated in U.S. dollars. This amount may be made in cash, and/or foreign government securities if the debt securities are denominated in a foreign currency. As a condition to either of the above elections, we must deliver to the trustee an opinion of counsel that the holders of such series of debt securities will not recognize income, gain or loss for U.S. Federal income tax purposes as a result of the action. If either of the above events occur, the holders of the debt securities of the series will not be entitled to the benefits of the Senior Indenture, except for registration of transfer and exchange of debt securities and replacement of lost, stolen or mutilated debt securities. Events of Default, Notice and Waiver In case an event of default with respect to any series of debt securities shall have occurred and be continuing, the principal amount of such series, together with interest accrued thereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Senior Indenture. If an event of default for any series of debt securities occurs and continues, the trustee or the holders of at least 25% in principal amount of the debt securities of the series may declare the entire principal amount of all the debt securities of that series to be due and payable immediately. The declaration may be annulled and past defaults may be waived by the holders of a majority of the principal amount of the debt securities of that series. However, payment defaults that are not cured may only be waived by all holders of such series of debt securities. The Senior Indenture defines an event of default with respect to each series of debt securities as one or more of the following events:  we fail to pay interest for 30 days when due;  we fail to pay the principal or any premium when due;  we fail to make any sinking fund payment for 30 days when due;  we fail to perform any other covenant for 90 days after being given notice; and  we enter into bankruptcy or become insolvent. An event of default for one series of debt securities is not necessarily an event of default for any other series of debt securities. The Senior Indenture requires the trustee to give the holders of a series of debt securities notice of a default for that series within 90 days unless the default is cured or waived. However, the trustee may withhold this notice if it determines in good faith that it is in the interest of those holders. The Trustee may not, however, withhold this notice in the case of a payment default.

Page 8 Other than the duty to act with the required standard of care during an event of default, a trustee is not obligated to exercise any of its rights or powers under the Senior Indenture at the request or direction of any of the holders of debt securities, unless the holders have offered to the trustee reasonable indemnification. Generally, the holders of a majority in principal amount of outstanding debt securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercising any trust or other power conferred on the trustee. The Senior Indenture includes a covenant for the Company to file annually with the trustee a certificate of no default, or specifying any default that exists. Street name and other indirect holders should consult their banks and brokers for information on their requirements for giving notice or taking other actions upon a default. Unless otherwise specified with respect to a specific series of debt securities, no debt securities are subject to any sinking fund. Modification of the Senior Indenture Together with the trustee, we may modify the Senior Indenture without the consent of the holders of the debt securities for limited purposes, including adding to our covenants or events of default, establishing forms or terms of debt securities, curing ambiguities and other purposes which do not adversely affect the holders of the debt securities in any material respect. Together with the trustee, we may also make modifications and amendments to the Senior Indenture with the consent of the holders of a majority in principal amount of the outstanding debt securities of all affected series. However, without the consent of each affected holder, no modification may:  change the stated maturity of any series of debt securities;  reduce the principal, premium (if any) or rate of interest on any series of debt securities;  change any place of payment or the currency in which any series of debt securities is payable;  impair the right to enforce any payment after the stated maturity or redemption date;  adversely affect the terms of any conversion right;  reduce the percentage of holders of outstanding debt securities of any series required to consent to any modification, amendment or waiver under the Senior Indenture;  change any of our obligations for any outstanding series of debt securities to maintain an office or agency in the places and for the purposes specified in the Senior Indenture for that series; or  change the provisions in the Senior Indenture that relate to its modification or amendment. Unless otherwise specified with respect to a specific series of debt securities, no debt securities contain any conversion rights. Meetings The Senior Indenture contains provisions for convening meetings of the holders of a series of debt securities. A meeting may be called at any time by the trustee, upon request by us or upon request by the holders of at least 10% in principal amount of the outstanding debt securities of a series. In each case, notice will be given to the holders of debt securities of such series. Persons holding a majority in principal amount of the outstanding debt securities of a series will constitute a quorum at a meeting. A meeting called by us or the trustee that did not have a quorum may be adjourned for not less than 10 days, and if there is not a quorum at the adjourned meeting, the meeting may be further adjourned for not less than 10 days.

Page 9 Generally, any resolution presented at a meeting at which a quorum is present may be adopted by the affirmative vote of the holders of a majority in principal amount of the outstanding debt securities of that series. However, to change the amount or timing of payments under the debt securities, every holder in the series must consent. Governing Law The Senior Indenture, the debt securities and the coupons will be governed by, and construed under, the laws of the State of New York. Trustee The trustee for the debt securities under the Senior Indenture is The Bank of New York Mellon Trust Company, N.A. We may from time to time maintain lines of credit, and have other customary banking relationships, with The Bank of New York Mellon Trust Company, N.A. For example, The Bank of New York Mellon Trust Company, N.A. participates as one of the lenders in our revolving credit agreements.

Page 10 Set forth below is information specific to each series of debt securities issued by IBM and registered under Section 12 of the Securities Exchange Act of 1934 that are outstanding as of December 31, 2023. 1. 1.125% Notes due 2024 Title/Description of Debt Issuance: 1.125% Notes Due 2024 Date of Issuance: March 7, 2016 Maturity Date September 6, 2024 Principal Amount of Notes originally issued €750,000,000 (Euro) Principal Amount of Notes currently outstanding €750,000,000 (Euro) Interest Payment Dates Annually on September 6 First Interest Payment Date September 6, 2016 Coupon 1.125% per annum Optional Redemption This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more

Page 11 than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i)100% of the principal amount of the Notes to be redeemed; or (ii)the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date. “Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.20%. “Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 1.000% due August 15, 2024, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price. On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

Page 12 (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

Page 13 (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent; (8) to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive; (9) to any Notes presented for payment by, or on behalf of, a holder or beneficial holder who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union; (10) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (11) to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or (12) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its

Page 14 territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 29, 2016, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 JK8 NYSE Trading Symbol IBM 24A 2. 2.875% Notes due 2025 Title/Description of Debt Issuance: 2.875% Notes due 2025 Date of Issuance: November 7, 2013 Maturity Date November 7, 2025 Principal Amount of Notes originally issued €1,000,000,000 (Euro) Principal Amount of Notes currently outstanding €1,000,000,000 (Euro) Interest Payment Dates Annually on November 7 First Interest Payment Date November 7, 2014 Coupon 2.875% per annum Optional Redemption The Notes are redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60

Page 15 days, prior notice to the holder of the Notes given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i)100% of the principal amount of the Notes to be redeemed; or (ii)the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date. “Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on the Notes, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.17%. “Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 2.000% due August 15, 2023, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of the Notes to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in the Notes to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

Page 16 (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a ‘‘10-percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

Page 17 (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent; (8) to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive; (9) to any Notes presented for payment by, or on behalf of, a holder who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union; (10) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (11) to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to Taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or (12) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not

Page 18 treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after October 31, 2013, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 HR5 NYSE Trading Symbol IBM 25A 3. 0.950% Notes due 2025 Title/Description of Debt Issuance: 0.950% Notes due 2025 Date of Issuance: May 23, 2017 Maturity Date May 23, 2025 Principal Amount of Notes originally issued €1,000,000,000 (Euro) Principal Amount of Notes currently outstanding €1,000,000,000 (Euro) Interest Payment Dates Annually on May 23 First Interest Payment Date May 23, 2018 Coupon 0.950% per annum Optional Redemption This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

Page 19 “Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.15%. “Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 0.500% due February 15, 2025, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price. On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

Page 20 (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a ‘‘10-percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

Page 21 (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent; (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after May 16, 2017,

Page 22 the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP U45920AM4 NYSE Trading Symbol IBM 25B 4. 0.875% Notes due 2025 Title/Description of Debt Issuance: 0.875% Notes due 2025 Date of Issuance: January 31, 2019 Maturity Date January 31, 2025 Principal Amount of Notes originally issued €1,000,000,000 (Euro) Principal Amount of Notes currently outstanding €1,000,000,000 (Euro) Interest Payment Dates Annually on January 31 First Interest Payment Date January 31, 2020 Coupon 0.875% per annum Optional Redemption This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date. “Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.20%.

Page 23 “Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 1.000% due August 15, 2024, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price. On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

Page 24 (d) being or having been a ‘‘10-percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent; (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of

Page 25 such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after January 24, 2019, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Page 26 Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 JT9 NYSE Trading Symbol IBM 25C 5. 0.300% Notes due 2026 Title/Description of Debt Issuance: 0.300% Notes due 2026 Date of Issuance: November 2, 2016 Maturity Date November 2, 2026 Principal Amount of Notes originally issued ¥42,000,000,000 (JPY) Principal Amount of Notes currently outstanding ¥42,000,000,000 (JPY) Interest Payment Dates Semi-annually on May 2 and November 2 of each year First Interest Payment Date May 2, 2017 Coupon 0.300% per annum Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation

Page 27 with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

Page 28 (8) to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive; (9) to any Notes presented for payment by, or on behalf of, a holder or beneficial holder who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union; (10) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (11) to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or (12) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Page 29 Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after October 27, 2016, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of ¥100,000,000 and any integral multiple of ¥10,000,000 in excess thereof. CUSIP 459200 JM4 NYSE Trading Symbol IBM 26B 6. 1.250% Notes due 2027 Title/Description of Debt Issuance: 1.250% Notes due 2027 Date of Issuance: January 31, 2019 Maturity Date January 29, 2027 Principal Amount of Notes originally issued €1,000,000,000 (Euro) Principal Amount of Notes currently outstanding €1,000,000,000 (Euro) Interest Payment Dates Annually on January 29 First Interest Payment Date January 29, 2020 Coupon 1.250% per annum Optional Redemption This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the

Page 30 Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date. “Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.25%. “Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 0.000% due August 15, 2026, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price. On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

Page 31 (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a ‘‘10-percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

Page 32 (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent; (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or

Page 33 any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after January 24, 2019, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 JU6 NYSE Trading Symbol IBM 27B 7. 3.375% Notes due 2027 Title/Description of Debt Issuance: 3.375% Notes due 2027 Date of Issuance: February 6, 2023 Maturity Date February 6, 2027 Principal Amount of Notes originally issued €1,000,000,000 (Euro) Principal Amount of Notes currently outstanding €1,000,000,000 (Euro) Interest Payment Dates Annually on February 6 First Interest Payment Date February 6, 2024 Coupon 3.375% per annum Optional Redemption The Notes will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 10 days, but not more than 60 days, prior notice to the holders of the Notes (by mail, electronic delivery or otherwise in accordance with the depositary’s procedures). Prior to the Par Call Date, as defined below, the redemption price for the Notes will be equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; and (ii) the

Page 34 sum of the present values of the Remaining Scheduled Payments, as defined below, discounted, on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate, as defined below, plus 20 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to, but excluding, the Redemption Date. “Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), on the third Business Day prior to the date fixed for redemption, of the Comparable Government Bond, as defined below, on the basis of the middle market price of such Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Banker, as defined below. “Comparable Government Bond” with respect to any Comparable Government Bond Rate calculation means a German government bond selected by an Independent Investment Banker as having a maturity closest to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities having a maturity closest to such remaining term of the Notes, or if such Independent Investment Banker in its discretion considers that such similar bond is not in issue, such other German government bond as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate for the Notes. “Independent Investment Banker” means one of the Reference Bond Dealers, to be appointed by the Company. “Par Call Date” means January 6, 2027 (one month prior to the maturity date of the Notes). “Reference Bond Dealer” means each of Barclays Bank PLC, Citigroup Global Markets Limited, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc, Merrill Lynch International, Mizuho International plc, MUFG Securities EMEA plc and The Toronto-Dominion Bank and their respective successors or a Primary Bond Dealer selected by any of them, and their respective successors; provided however, that if any of the foregoing shall cease to be a broker or dealer of, and/or market maker in, German government bonds (a “Primary Bond Dealer”), the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Bond Dealer. “Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption (assuming, for this purpose, that the Notes matured on the Par Call Date); provided however, that, if such Redemption Date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on the Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the

Page 35 holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States;

Page 36 (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a ‘‘10-percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

Page 37 (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent; (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or

Page 38 any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after January 30, 2023, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 LA7 NYSE Trading Symbol IBM27F 8. 1.750% Notes due 2028 Title/Description of Debt Issuance: 1.750% Notes due 2028 Date of Issuance: March 7, 2016 Maturity Date March 7, 2028 Principal Amount of Notes originally issued €500,000,000 (Euro) Principal Amount of Notes currently outstanding €500,000,000 (Euro) Interest Payment Dates Annually on March 7 First Interest Payment Date March 7, 2017 Coupon 1.750% per annum Optional Redemption This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii)the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date. “Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it

Page 39 were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.30%. “Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 0.500% due February 15, 2026, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price. On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with

Page 40 respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

Page 41 (8) to any Notes where such withholding is imposed on a payment to an individual and is required to be made pursuant to European Union Directive 2003/48/EC on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive; (9) to any Notes presented for payment by, or on behalf of, a holder or beneficial holder who would have been able to avoid such withholding or deduction by presenting the relevant Notes to another paying agent in a member state of the European Union; (10) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (11) to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or (12) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8), (9), (10) and (11). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Page 42 Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 29, 2016, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 JL6 NYSE Trading Symbol IBM 28A 9. 0.300% Notes due 2028 Title/Description of Debt Issuance: 0.300% Notes due 2028 Date of Issuance: February 11, 2020 Maturity Date February 11, 2028 Principal Amount of Notes originally issued €1,300,000,000 (Euro) Principal Amount of Notes currently outstanding €1,300,000,000 (Euro) Interest Payment Dates Annually on February 11 First Interest Payment Date February 11, 2021 Coupon 0.300% per annum Optional Redemption This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date. “Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.15%. “Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 0 ½% due February 15, 2028, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price.

Page 43 On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a ‘‘10‑percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the

Page 44 United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent; (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 4, 2020, the Company becomes, or based upon a written opinion of independent counsel

Page 45 selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 KE0 NYSE Trading Symbol IBM 28B 10. 1.500% Notes due 2029 Title/Description of Debt Issuance: 1.500% Notes due 2029 Date of Issuance: May 23, 2017 Maturity Date May 23, 2029 Principal Amount of Notes originally issued €1,000,000,000 (Euro) Principal Amount of Notes currently outstanding €1,000,000,000 (Euro) Interest Payment Dates Annually on May 23 First Interest Payment Date May 23, 2018 Coupon 1.500% per annum Optional Redemption This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date.

Page 46 “Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.20%. “Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 0.250% due February 15, 2027, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price. On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

Page 47 (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a “10-percent shareholder” of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge;

Page 48 (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent; (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) to any Notes presented for payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for Additional Amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; or (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after

Page 49 May 16, 2017, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP U45920 AL6 NYSE Trading Symbol IBM 29 11. 0.875% Notes due 2030 Title/Description of Debt Issuance: 0.875% Notes due 2030 Date of Issuance: February 9, 2022 Maturity Date February 9, 2030 Principal Amount of Notes originally issued €1,000,000,000 (Euro) Principal Amount of Notes currently outstanding €1,000,000,000 (Euro) Interest Payment Dates Annually on February 9 First Interest Payment Date February 9, 2023 Coupon 0.875% per annum Optional Redemption The Notes will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 10 days, but not more than 60 days, prior notice to the holders of the Notes (by mail, electronic delivery or otherwise in accordance with the depositary’s procedures). Prior to the Par Call Date, as defined below, the redemption price for the Notes will be equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; and (ii) the sum of the present values of the Remaining Scheduled Payments, as defined below, discounted, on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate, as defined below, plus 20 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to, but excluding, the Redemption Date. “Business Day” means any day other than a Saturday or Sunday that is (1) not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates. “Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), on the third Business Day prior to the date fixed for redemption, of the Comparable Government Bond, as defined below, on the basis of the middle market price of such Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Banker, as defined below. “Comparable Government Bond” with respect to any Comparable Government Bond Rate calculation means a German government bond selected by an Independent Investment Banker as having a maturity closest to the remaining term of the Notes to be

Page 50 redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities having a maturity closest to such remaining term of the Notes, or if such Independent Investment Banker in its discretion considers that such similar bond is not in issue, such other German government bond as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate for the Notes. “Independent Investment Banker” means one of the Reference Bond Dealers, to be appointed by the Company. “Par Call Date” means November 9, 2029 (three months prior to the maturity date of the Notes). “Reference Bond Dealer” means each of Barclays Bank PLC, Citigroup Global Markets Limited, HSBC Bank plc, Merrill Lynch International, Mizuho International plc and SMBC Nikko Capital Markets Limited and their respective successors or a Primary Bond Dealer selected by any of them, and their respective successors; provided however, that if any of the foregoing shall cease to be a broker or dealer of, and/or market maker in, German government bonds (a “Primary Bond Dealer”), the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Bond Dealer. “Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption (assuming, for this purpose, that the Notes matured on the Par Call Date); provided however, that, if such Redemption Date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on the Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States;

Page 51 (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a ‘‘10-percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent; (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and

Page 52 (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of, or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 2, 2022, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 KQ3 NYSE Trading Symbol IBM 30 12. 1.750% Notes due 2031 Title/Description of Debt Issuance: 1.750% Notes due 2031 Date of Issuance: January 31, 2019 Maturity Date January 31, 2031 Principal Amount of Notes originally issued €1,250,000,000 (Euro) Principal Amount of Notes currently outstanding €1,250,000,000 (Euro) Interest Payment Dates Annually on January 31 First Interest Payment Date January 31, 2020 Coupon 1.750% per annum Optional Redemption This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date. “Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average

Page 53 midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.25%. “Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 0.250% due February 15, 2029, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price. On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

Page 54 (d) being or having been a ‘‘10-percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

Page 55 (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after January 24, 2019, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption

Page 56 price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 JV4 NYSE Trading Symbol IBM 31 13. 3.625% Notes due 2031 Title/Description of Debt Issuance: 3.625% Notes due 2031 Date of Issuance: February 6, 2023 Maturity Date February 6, 2031 Principal Amount of Notes originally issued €1,250,000,000 (Euro) Principal Amount of Notes currently outstanding €1,250,000,000 (Euro) Interest Payment Dates Annually on February 6 First Interest Payment Date February 6, 2024 Coupon 3.625% per annum Optional Redemption This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 10 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; and (ii) the sum of the present values of the Remaining Scheduled Payments, as defined below, discounted, on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate, as defined below, plus 25 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to, but excluding, the Redemption Date. “Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), on the third Business Day prior to the date fixed for redemption, of the Comparable Government Bond, as defined below, on the basis of the middle market price of such Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Banker, as defined below. “Comparable Government Bond” with respect to any Comparable Government Bond Rate calculation means a German government bond selected by an Independent Investment Banker as having a maturity closest to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities having a maturity closest to such remaining term of the Notes, or if such Independent Investment Banker in its discretion considers that such similar bond is not in issue, such other German government bond as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate for the Notes.

Page 57 “Independent Investment Banker” means one of the Reference Bond Dealers, to be appointed by the Company. “Par Call Date” means November 6, 2030 (three months prior to the maturity date of the Notes). “Reference Bond Dealer” means each of Barclays Bank PLC, Citigroup Global Markets Limited, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc, Merrill Lynch International, Mizuho International plc, MUFG Securities EMEA plc and The Toronto-Dominion Bank and their respective successors or a Primary Bond Dealer selected by any of them, and their respective successors; provided however, that if any of the foregoing shall cease to be a broker or dealer of, and/or market maker in, German government bonds (a “Primary Bond Dealer”), the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Bond Dealer. “Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption (assuming, for this purpose, that the Notes matured on the Par Call Date); provided however, that, if such Redemption Date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on the Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

Page 58 (d) being or having been a ‘‘10-percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

Page 59 (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after January 30, 2023, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption.

Page 60 Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 LB5 NYSE Trading Symbol IBM 31B 14. 0.650% Notes due 2032 Title/Description of Debt Issuance: 0.650% Notes due 2032 Date of Issuance: February 11, 2020 Maturity Date February 11, 2032 Principal Amount of Notes originally issued €1,600,000,000 (Euro) Principal Amount of Notes currently outstanding €1,600,000,000 (Euro) Interest Payment Dates Annually on February 11 First Interest Payment Date February 11, 2021 Coupon 0.650% per annum Optional Redemption This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date. “Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.15%. “Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 0 ½% due February 15, 2028, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price. On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the

Page 61 net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a ‘‘10‑percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

Page 62 (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent; (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 4, 2020, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 KF7 NYSE Trading Symbol IBM 32A

Page 63 15. 1.250% Notes due 2034 Title/Description of Debt Issuance: 1.250% Notes due 2034 Date of Issuance: February 9, 2022 Maturity Date February 9, 2034 Principal Amount of Notes originally issued €1,000,000,000(Euro) Principal Amount of Notes currently outstanding €1,000,000,000 (Euro) Interest Payment Dates Annually on February 9 First Interest Payment Date February 9, 2023 Coupon 1.250% per annum Optional Redemption The Notes will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 10 days, but not more than 60 days, prior notice to the holders of the Notes (by mail, electronic delivery or otherwise in accordance with the depositary’s procedures). Prior to the Par Call Date, as defined below, the redemption price for the Notes will be equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; and (ii) the sum of the present values of the Remaining Scheduled Payments, as defined below, discounted, on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate, as defined below, plus 20 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to, but excluding, the Redemption Date. On and after the Par Call Date, the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to, but excluding, the Redemption Date. “Business Day” means any day other than a Saturday or Sunday that is (1) not a day on which banking institutions in the City of New York or the City of London are authorized or required by law or executive order to close and (2) on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (the TARGET2 system), or any successor thereto, operates. “Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), on the third Business Day prior to the date fixed for redemption, of the Comparable Government Bond, as defined below, on the basis of the middle market price of such Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Banker, as defined below. “Comparable Government Bond” with respect to any Comparable Government Bond Rate calculation means a German government bond selected by an Independent Investment Banker as having a maturity closest to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities having a maturity closest to such remaining term of the Notes, or if such Independent Investment Banker in its discretion considers that such similar bond is not in issue, such other German government bond as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate for the Notes.

Page 64 “Independent Investment Banker” means one of the Reference Bond Dealers, to be appointed by the Company. “Par Call Date” means November 9, 2033 (three months prior to the maturity date of the Notes). “Reference Bond Dealer” means each of Barclays Bank PLC, Citigroup Global Markets Limited, HSBC Bank plc, Merrill Lynch International, Mizuho International plc and SMBC Nikko Capital Markets Limited and their respective successors or a Primary Bond Dealer selected by any of them, and their respective successors; provided however, that if any of the foregoing shall cease to be a broker or dealer of, and/or market maker in, German government bonds (a “Primary Bond Dealer”), the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Bond Dealer. “Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption (assuming, for this purpose, that the Notes matured on the Par Call Date); provided however, that, if such Redemption Date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on the Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax;

Page 65 (d) being or having been a ‘‘10-percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent; (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof;

Page 66 (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of, or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 2, 2022, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 KR1 NYSE Trading Symbol IBM 34 16. 3.750% Notes due 2035 Title/Description of Debt Issuance: 3.750% Notes due 2035 Date of Issuance: February 6, 2023 Maturity Date February 6, 2035 Principal Amount of Notes originally issued €1,000,000,000(Euro) Principal Amount of Notes currently outstanding €1,000,000,000 (Euro) Interest Payment Dates Annually on February 6 First Interest Payment Date February 6, 2024 Coupon 3.750% per annum Optional Redemption The Notes will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 10 days, but not more than 60 days, prior notice to the holders of the Notes (by mail, electronic delivery or otherwise in accordance with the depositary’s procedures). Prior to the Par Call Date, as defined below, the redemption price for the Notes will be equal to the greater of:: (i) 100% of the principal amount of the Notes to be redeemed; and (ii) the sum of the present values of the Remaining Scheduled Payments, as defined below, discounted, on an annual basis

Page 67 (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate, as defined below, plus 25 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to, but excluding, the Redemption Date. “Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), on the third Business Day prior to the date fixed for redemption, of the Comparable Government Bond, as defined below, on the basis of the middle market price of such Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Banker, as defined below. “Comparable Government Bond” with respect to any Comparable Government Bond Rate calculation means a German government bond selected by an Independent Investment Banker as having a maturity closest to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities having a maturity closest to such remaining term of the Notes, or if such Independent Investment Banker in its discretion considers that such similar bond is not in issue, such other German government bond as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate for the Notes. “Independent Investment Banker” means one of the Reference Bond Dealers, to be appointed by the Company. “Par Call Date” means November 6, 2034 (three months prior to the maturity date of the Notes). “Reference Bond Dealer” means each of Barclays Bank PLC, Citigroup Global Markets Limited, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc, Merrill Lynch International, Mizuho International plc, MUFG Securities EMEA plc and The Toronto-Dominion Bank and their respective successors or a Primary Bond Dealer selected by any of them, and their respective successors; provided however, that if any of the foregoing shall cease to be a broker or dealer of, and/or market maker in, German government bonds (a “Primary Bond Dealer”), the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Bond Dealer. “Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption (assuming, for this purpose, that the Notes matured on the Par Call Date); provided however, that, if such Redemption Date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on the Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

Page 68 (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a ‘‘10‑percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

Page 69 (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after January 30, 2023, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 LC3 NYSE Trading Symbol IBM 35 17. 4.875% Notes due 2038 Title/Description of Debt Issuance: 4.875% Notes due 2038 Date of Issuance: February 6, 2023 Maturity Date February 6, 2038 Principal Amount of Notes originally issued £750,000,000(GBP) Principal Amount of Notes currently outstanding £750,000,000 (GBP) Interest Payment Dates Annually on February 6 First Interest Payment Date February 6, 2024

Page 70 Coupon 4.875% per annum Optional Redemption This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date. “Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.20%. “Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 4 ¼% due July 4, 2039, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price. On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

Page 71 (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a ‘‘10‑percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

Page 72 (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 4, 2020, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 LE9 NYSE Trading Symbol IBM 38 18. 1.200% Notes due 2040 Title/Description of Debt Issuance: 1.200% Notes due 2040 Date of Issuance: February 11, 2020 Maturity Date February 11, 2040 Principal Amount of Notes originally issued €850,000,000(Euro) Principal Amount of Notes currently outstanding €850,000,000 (Euro) Interest Payment Dates Annually on February 11 First Interest Payment Date February 11, 2021 Coupon 1.200% per annum

Page 73 Optional Redemption This Note will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice to the holder of this Note given in accordance with the provisions of the Indenture, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; or (ii) the Optional Redemption Price, plus, in each case, accrued and unpaid interest on this Note to, but excluding, the Redemption Date. “Optional Redemption Price” means the price, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), at which the yield (as calculated by the Trustee) on this Note, if it were to be purchased at such price on the third dealing day prior to the date fixed for redemption, would be equal to the yield on such dealing day of the Reference Bond on the basis of the average of four quotations of the average midmarket annual yield to maturity of the Reference Bond prevailing at 11:00 a.m. (Central European time) on such dealing day as determined by the Trustee plus 0.20%. “Reference Bond” means, in relation to any Optional Redemption Price calculation, the German Government DBR 4 ¼% due July 4, 2039, or if such bond is no longer in issue, such other European government bond as the Trustee may, with the advice of three brokers of, and/or market makers in, European government bonds selected by the Trustee, determine to be appropriate for determining the Optional Redemption Price. On and after the Redemption Date, interest will cease to accrue on this Note or any portion of this Note called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on any portion of this Note to be redeemed on that date. If fewer than all of the Notes of this series are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

Page 74 (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a ‘‘10‑percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

Page 75 (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after February 4, 2020, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 KG5 NYSE Trading Symbol IBM 40 19. 4.000% Notes due 2043 Title/Description of Debt Issuance: 4.000% Notes due 2043 Date of Issuance: February 6, 2023 Maturity Date February 6, 2043 Principal Amount of Notes originally issued €1,000,000,000(Euro) Principal Amount of Notes currently outstanding €1,000,000,000 (Euro) Interest Payment Dates Annually on February 6 First Interest Payment Date February 6, 2024

Page 76 Coupon 4.000% per annum Optional Redemption The Notes will be redeemable, as a whole or in part, at the Company’s option, at any time or from time to time, on at least 10 days, but not more than 60 days, prior notice to the holders of the Notes (by mail, electronic delivery or otherwise in accordance with the depositary’s procedures). Prior to the Par Call Date, as defined below, the redemption price for the Notes will be equal to the greater of: (i) 100% of the principal amount of the Notes to be redeemed; and (ii) the sum of the present values of the Remaining Scheduled Payments, as defined below, discounted, on an annual basis (ACTUAL/ACTUAL (ICMA)) at the Comparable Government Bond Rate, as defined below, plus 25 basis points, plus, in each case, accrued and unpaid interest on the Notes to be redeemed to, but excluding, the Redemption Date. “Comparable Government Bond Rate” means the yield to maturity, expressed as a percentage (rounded to three decimal places, 0.0005 being rounded upwards), on the third Business Day prior to the date fixed for redemption, of the Comparable Government Bond, as defined below, on the basis of the middle market price of such Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Banker, as defined below. “Comparable Government Bond” with respect to any Comparable Government Bond Rate calculation means a German government bond selected by an Independent Investment Banker as having a maturity closest to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities having a maturity closest to such remaining term of the Notes, or if such Independent Investment Banker in its discretion considers that such similar bond is not in issue, such other German government bond as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate for the Notes. “Independent Investment Banker” means one of the Reference Bond Dealers, to be appointed by the Company. “Par Call Date” means August 6, 2042 (six months prior to the maturity date of the Notes). “Reference Bond Dealer” means each of Barclays Bank PLC, Citigroup Global Markets Limited, Goldman Sachs & Co. LLC, J.P. Morgan Securities plc, Merrill Lynch International, Mizuho International plc, MUFG Securities EMEA plc and The Toronto-Dominion Bank and their respective successors or a Primary Bond Dealer selected by any of them, and their respective successors; provided however, that if any of the foregoing shall cease to be a broker or dealer of, and/or market maker in, German government bonds (a “Primary Bond Dealer”), the Company will substitute therefor another nationally recognized investment banking firm that is a Primary Bond Dealer. “Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption (assuming, for this purpose, that the Notes matured on the Par Call Date); provided however, that, if such Redemption Date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such Redemption Date. On and after the Redemption Date, interest will cease to accrue on the Notes or any portion thereof called for redemption (unless we default in the payment of the redemption price and accrued and unpaid interest). On or before the Redemption Date, we will deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued and unpaid interest on the Notes to be redeemed on that date. If fewer than all of the Notes are to be redeemed, the Notes to be redeemed shall be selected by the Trustee by a method the Trustee deems to be fair and appropriate. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Note such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Notes to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other

Page 77 governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Note to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply:

Page 78 (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as: (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a ‘‘10‑percent shareholder’’ of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”) or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of or interest on any Notes, if such payment can be made without such withholding by any other paying agent;

Page 79 (8) to any taxes that are imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor version of such Sections), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof; (9) with respect to any payment to the extent such payment could have been made without such deduction or withholding if the holder or beneficial owner of the Notes had presented the Notes for payment (where presentation is permitted or required for payment) within 30 days after the date on which such payment became due and payable or date on which payment thereof is duly provided for, whichever is later, except for additional amounts with respect to taxes that would have been imposed had the Holder or beneficial owner presented the Notes for payment within such 30-day period; and (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Note is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Note. Except as specifically provided in this Note, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Note, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, and the term “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after January 30, 2023, the Company becomes, or based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Note, then the Company may at its option redeem, in whole, but not in part, this Note on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Note to the date fixed for redemption. Minimum Denominations The Notes are issuable in registered form without coupons in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. CUSIP 459200 LD1 NYSE Trading Symbol IBM 43 20. 7.00% Debentures due 2025 Title/Description of Debt Issuance: 7.00% Debentures due 2025

Page 80 Date of Issuance: October 30, 1995 Maturity Date October 30, 2025 Principal Amount of Debentures originally issued $600,000,000 Principal Amount of Debentures currently outstanding $600,000,000 Interest Payment Dates April 30 and October 30 First Interest Payment Date April 30, 1996 Coupon 7.00% per annum Optional Redemption The Debentures may be redeemed as a whole or in part, at the option of the Company at any time, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the Debentures due 2025 at their last registered addresses, all as provided in the Indenture, at a redemption price equal to the greater of (i) 100% of the principal amount of such Debentures due 2025 and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus in each case accrued interest thereon on the date of redemption. "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

Page 81 "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures due 2025 to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company. "Comparable Treasury Price" means with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Deal Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expected in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date. "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer. Minimum Denominations The Debentures due 2025 are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. CUSIP 459200 AM3 NYSE Trading Symbol IBM 25

Page 82 21. 6.22% Debentures due 2027 Title/Description of Debt Issuance: 6.22% Debentures due 2027 Date of Issuance: August 4, 1997 Maturity Date August 1, 2027 Principal Amount of Debentures originally issued $500,000,000 Principal Amount of Debentures currently outstanding $468,574,000 Interest Payment Dates February 1 and August 1 First Interest Payment Date February 1, 1998 Coupon 6.22% per annum Optional Redemption The Debentures may be redeemed as a whole or in part, at the option of the Company at any time on or after August 2, 2004, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the Debentures at their last registered addresses, all as provided in the Indenture, at a redemption price equal to the greater of (i) 100% of the principal amount of the Debentures to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus in either case accrued interest on the principal amount being redeemed to the date of redemption. "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

Page 83 "Comparable Treasury Price" means with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Deal Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expected in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date. "Reference Treasury Dealer" means each of Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Brothers Inc, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer. "Remaining Scheduled Payments" means, with respect to any Debenture, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date. Investor Redemption Option (expired in 2004) The Debentures will be redeemable on August 1, 2004, at the option of the holders thereof, at 100% of their principal amount, together with interest payable to the date of redemption. Less than the entire principal amount of any Debenture may be redeemed, provided the principal amount which is to be redeemed is equal to $1,000 or an integral multiple of $1,000. The Company must receive at the principal office of the Paying Agent, during the period from and including June 1, 2004 to and including July 1, 2004: (i) the Debenture with the form entitled "Option to Elect Repayment" on the reverse of the Debenture duly completed; or (ii)(x) a telegram, facsimile

Page 84 transmission or letter form a member of a national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or a trust company in the United States of America, setting forth the name of the registered holder of the Debenture, the principal amount of the Debenture, the amount of the Debenture to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Debenture to be repaid with the form entitled "Option to Elect Repayment" on the reverse of the Debenture duly completed, will be received by the Company not later than five business days after the date of such telegram, facsimile transmission or letter; and (y) such Debenture and form duly completed are received by the Company by such fifth business day. Any such notice received by the Company during the period from and including June 1, 2004 to and including July 1, 2004 shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and the acceptance of any Debenture for repayment will be determined by the Company, whose determination will be final and binding. For all purposes of this paragraph, if August 1, 2004 is not a business day, it shall be deemed to refer to the next succeeding business day. Minimum Denominations The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. CUSIP 459200 AR2 NYSE Trading Symbol IBM 27 22. 6.50% Debentures due 2028 Title/Description of Debt Issuance: 6.50% Debentures due 2028 Date of Issuance: January 9, 1998 Maturity Date January 15, 2028 Principal Amount of Debentures originally issued $700,000,000 Principal Amount of Debentures currently outstanding $313,190,000 Interest Payment Dates January 15 and July 15 of each year First Interest Payment Date July 15, 1998 Coupon 6.50% per annum

Page 85 Optional Redemption The Debentures may be redeemed as a whole or in part, at the option of the Company at any time, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the Debentures at their last registered addresses, all as provided in the Indenture, at a redemption price equal to the greater of(i) 100% of the principal amount of the Debentures to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus in either case accrued interest on the principal amount being redeemed to the date of redemption. "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company. "Comparable Treasury Price" means with respect to any redemption date,(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Deal Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expected in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

Page 86 "Reference Treasury Dealer" means each of, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc., Chase Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc. and Morgan Stanley & Co. Incorporated, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer. "Remaining Scheduled Payments" means, with respect to any Debenture, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date. Minimum Denominations The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. CUSIP 459200 AS0 NYSE Trading Symbol IBM 28 23. 5.875% Debentures due 2032 Title/Description of Debt Issuance: 5.875% Debentures due 2032 Date of Issuance: November 27, 2002 Maturity Date November 29, 2032 Principal Amount of Debentures originally issued $600,000,000 Principal Amount of Debentures currently outstanding $600,000,000 Interest Payment Dates May 29 and November 29 First Interest Payment Date May 29, 2003 Coupon 5.875% per annum Optional Redemption The Debentures may be redeemed as a whole or in part, at the option of the Company at any time, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of the Debentures at their last registered addresses, all as provided in the Indenture, at a redemption price equal to the greater of (i) 100% of the principal amount of the Debentures to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus in either case accrued interest on the principal amount being redeemed to the date of redemption. “Treasury Rate” means, with respect to any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the maturity date for the Debentures, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be

Page 87 determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day (as defined in the Indenture) preceding the redemption date. “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures. “Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company. “Comparable Treasury Price” means with respect to any redemption date, (i) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than four such Reference Treasury Deal Quotations, the average of all such quotations. “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third Business Day (as defined in the Indenture) preceding such redemption date. “Reference Treasury Dealer” means each of J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and one other treasury dealer selected by the Company and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer. “Remaining Scheduled Payments” means, with respect to any Debenture, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date. Payment of Additional Amounts The Company will, subject to the exceptions and limitations set forth below, pay as additional interest on this Debenture such additional amounts as are necessary in order that the net payment by the Company or a paying agent of the principal of and interest on the Debentures to a holder who is not a United States person (as defined below), after deduction for any present or future tax, assessment or other governmental charge of the United States or a political subdivision or taxing authority of or in the United States, imposed by withholding with respect to the payment, will not be less than the amount provided in this Debenture to be then due and payable; provided, however, that the foregoing obligation to pay additional amounts shall not apply: (1) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

Page 88 (a) being or having been present or engaged in a trade or business in the United States or having had a permanent establishment in the United States; (b) having a current or former relationship with the United States, including a relationship as a citizen or resident of the United States; (c) being or having been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; (d) being or having been a "10-percent shareholder" of the Company as defined in section 871(h)(3) of the United States Internal Revenue Code or any successor provision; or (e) being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; (2) to any holder that is not the sole beneficial owner of the Debentures, or a portion of the Debentures, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment; (3) to any tax, assessment or other governmental charge that is imposed otherwise or withheld solely by reason of a failure of the holder or any other person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Debentures, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge; (4) to any tax, assessment or other governmental charge that is imposed otherwise than by withholding by the Company or a paying agent from the payment; (5) to any tax, assessment or other governmental charge that is imposed or withheld solely by reason of a change in law, regulation or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later; (6) to any estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or similar tax, assessment or other governmental charge; (7) to any tax, assessment or other governmental charge required to. be withheld by any paying agent from any payment of principal of or interest on any Debentures, if such payment can be made without such withholding by any other paying agent;

Page 89 (8) to any Debentures where such withholding is imposed on a payment to an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of 26th to 27th November, 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive; (9) to any Debentures presented for payment by, or on behalf of, a holder who would have been able to avoid such withholding or deduction by presenting the relevant Debentures to another paying agent in a member state of the European Union; or (10) in the case of any combination of items (1), (2), (3), (4), (5), (6), (7), (8) and (9). This Debenture is subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to this Debenture. Except as specifically provided in this Debenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision. As used in this Debenture, the term “United States” means the United States of America (including the states and the District of Columbia) and its territories, possessions and other areas subject to its jurisdiction, “United States person” means any individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. Redemption for Tax Reasons If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of the United States (or any political subdivision or taxing authority of or in the United States), or any change in, or amendments to, an official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after November 20, 2002, the Company becomes or, based upon a written opinion of independent counsel selected by the Company, will become obligated to pay additional amounts as described above with respect to this Debenture, then the Company may at its option redeem, in whole, but not in part, this Debenture on not less than 30 nor more than 60 days prior notice, at a redemption price equal to 100% of its principal amount, together with interest accrued but unpaid on this Debenture to the date fixed for redemption.

Page 90 Minimum Denominations The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000 CUSIP 459200 BB6 NYSE Trading Symbol IBM 32D 24. 7.00% Debentures due 2045 Title/Description of Debt Issuance: 7.00% Debentures due 2045 Date of Issuance: October 30, 1995 Maturity Date October 30, 2045 Principal Amount of Debentures originally issued $150,000,000 Principal Amount of Debentures currently outstanding $26,955,000 Interest Payment Dates April 30 and October 30 First Interest Payment Date April 30, 1996 Coupon 7.00% per annum Optional Redemption The Debentures may be redeemed as a whole or in part, at the option of the Company at any time, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the

Page 91 holders of the Debentures due 2045 at their last registered addresses, all as provided in the Indenture, at a redemption price equal to the greater of (i) 100% of the principal amount of such Debentures due 2045 and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, plus in each case accrued interest thereon on the date of redemption. "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures due 2045 to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company. "Comparable Treasury Price" means with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Deal Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expected in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date. "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, CS First Boston Corporation, Goldman, Sachs & Co., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer. Minimum Denominations The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000.

Page 92 CUSIP 459200 AN1 NYSE Trading Symbol IBM 45 25. 7.125% Debentures due 2096 Title/Description of Debt Issuance: 7.125% Debentures due 2096 Date of Issuance: December 6, 1996 Maturity Date December 1, 2096 Principal Amount of Debentures originally issued $850,000,000 Principal Amount of Debentures currently outstanding $316,390,000 Interest Payment Dates June 1 and December 1 First Interest Payment Date June 1, 1997 Coupon 7.125% per annum Optional Redemption The Debentures may be redeemed as a whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Debentures to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as hereinafter defined) thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus in either case accrued interest on the principal amount being redeemed to the date of redemption. "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Debentures.

Page 93 "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company. "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date. "Reference Treasury Dealer" means each of Salomon Brothers Inc, Chase Securities Inc., CS First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer. "Remaining Scheduled Payments" means, with respect to any Debenture, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related redemption date but for such redemption; PROVIDED, HOWEVER, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date. Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each holder of Debentures to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Debentures or portions thereof called for redemption. Conditional Right to Shorten Maturity The Company intends to deduct interest paid on the Debentures for Federal income tax purposes. However, the Clinton Administration's budget proposal for Fiscal Year 1997, released on March 19, 1996, contained a series of proposed tax law changes that, among other things, would prohibit an issuer from deducting interest payments on debt instruments with a maturity of more than 40 years. On March 29, 1996, the Chairmen of the Senate Finance Committee and the House Ways and Means Committee

Page 94 issued a statement to the effect that this proposal, if enacted, would not be effective prior to the date of "appropriate congressional action." There can be no assurance, however, that this proposal or similar legislation affecting the Company's ability to deduct interest paid on the Debentures will not be enacted in the future or that any such legislation would not have a retroactive effective date. Upon occurrence of a Tax Event, as defined below, the Company will have the right to shorten the maturity of the Debentures to the extent required, in the opinion of a nationally recognized independent tax counsel, such that, after the shortening of the maturity, interest paid on the Debentures will be deductible for Federal income tax purposes. There can be no assurance that the Company would not exercise its right to shorten the maturity of the Debentures upon the occurrence of such a Tax Event. In the event that the Company elects to exercise its right to shorten the maturity of the Debentures on the occurrence of a Tax Event, the Company will mail a notice of shortened maturity to each holder of record of the Debentures by first-class mail not more than 60 days after the occurrence of such Tax Event, stating the new maturity date of the Debentures. Such notice shall be effective immediately upon mailing. The Company believes that the Debentures should constitute indebtedness for Federal income tax purposes under current law and an exercise of its right to shorten the maturity of the Debentures would not be a taxable event to holders. Prospective investors should be aware, however, that the Company's exercise of its right to shorten the maturity of the Debentures will be a taxable event to holders if the Debentures are treated as equity for purposes of Federal income taxation before the maturity is shortened, assuming that the Debentures of shortened maturity are treated as debt for such purposes. "Tax Event" means that the Company shall have received an opinion of a nationally recognized independent tax counsel to the effect that on or after the date of the issuance of the Debentures, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in laws, or any regulations thereunder, of the United States, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"), or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, on or after, the date of the issuance of the Debentures, such change in tax law creates a more than insubstantial risk that interest paid by the Company on the Debentures is not, or will not be, deductible, in whole or in part, by the Company for purposes of United States Federal income tax. Minimum Denominations The Debentures are issuable in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. CUSIP 459200 AP6 NYSE Trading Symbol IBM 96